THE GABELLI MATHERS FUND


                                  ANNUAL REPORT
                                DECEMBER 31, 1999







                                          [Photo of Henry G. Van der Eb omitted]
                                                             HENRY G. VAN DER EB

TO OUR SHAREHOLDERS,


      The major U.S. stock market indices continued to set records in 1999, despite sharply rising interest rates, unprecedented overvaluation relative to the U.S. economy and various long-term benchmarks, and an increasingly narrow list of stocks participating in the advance.

      The Gabelli Mathers Fund, in deference to historical precedent analysis, maintained a conservative and, at times, a net short stock portfolio structure during 1999. For the year, the Fund's total return was 5.73%. The equity segment of the portfolio averaged 8.9% long and 2% short individual stocks, within ranges of 0% to 52.2%, and 0% to 16.8% of assets, respectively. The fixed income segment of the portfolio averaged 91.1% U.S. Treasury securities, primarily short-term Treasury bills, within a range of 47.8% to 100% of assets. The equity segment, which includes long and short positions in stocks and S&P 500 stock index futures, and the fixed income segment, which includes U.S. Treasury bills and notes, and repurchase agreements, each contributed approximately the same amount to the Fund's total return for 1999.

      During the last quarter of 1999, the Fund's common stock investments were significantly increased, but were concentrated in stocks of takeover target companies subject to friendly, all cash tender or merger offers from an acquiring company. The Fund purchased these special situation stocks after the deals were publicly announced, generally by a financially strong, strategically motivated buyer. These stocks are typically held for short time periods, but earn relatively high annualized returns. The Fund may continue to utilize this relatively low-risk, defensive, non-market correlated stock investment strategy in order to potentially increase cash returns above the prevailing level of short-term interest rates.

      The Fund has maintained a bearish bias since various fundamental stock valuation benchmarks have indicated a high-risk market by significantly exceeding the upper limits of their long-term historical ranges in both degree and duration. The portfolio continues to be positioned to take advantage of a sustained stock market decline. Over the long term, the Fund seeks capital appreciation in both up and down markets, with a relatively low risk of capital loss.

BULL MARKET MANIA

      The extraordinary characteristics of a classic stock market mania have become increasingly apparent since early 1995, and were particularly evident during the last quarter of 1999. When a mania starts, stock prices take off with a powerful upward thrust, starting where a long-term bull market would normally end, and continue upward in relentless price spurts with fewer, shorter, and smaller pullbacks. This pattern is marked on the chart below as the Great Baby Boomer Stock Mania of 1995 -'99.


           U.S. STOCK MARKET CAPITALIZATION AS PERCENT OF NOMINAL GDP

       [This chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling Mathers Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's X-axis represents years, from 1926 through 2000 and its Y-axis shows percentage points, from 0 to 175. The average, since 1926, has been 51.5%. The high points (August 1929, 81.4%; November 1968, 77.8% and December 1972, 78.10%) were all followed by severe bear markets. The current value is a record high, 160.1%.

       Two smaller charts appear in a box inset in the main chart. Each of these charts shows a parabolic price rise, a top and the following sharp decline. The first of the two charts reflects the price of the Tokyo Nikkei stock index and begins in January 1985 at about 11,000 Yen, continues through its peak in November 1989 near 39,000 Yen to its year-end 1992 level of 15,000 Yen. The second of the two charts shows the Dow Jones Industrial Average from its 1925 level of 125, through the 1929 peak of around 375 to its year-end 1931 level of 60.]

      Distinguishing features of stock manias include the following: broad-based public participation as individuals are swept up by the contagion of crowd psychology, demand for stocks accelerates as buyers are attracted solely by price momentum, gross overvaluation, get rich quick urgency, irrational indifference to risk, novices outperforming investment professionals, and the total discrediting of bearish views. As the bubble inflates, it becomes progressively more unstable and likely to burst spontaneously since it requires proportionately larger amounts of new money inflows to sustain its expanding size. The speculative frenzy continues with increasing intra-day price volatility, followed by a last-gasp buying panic as prices refuse to stay down. This terminal spike ends abruptly with an unpredictable trend reversal and precipitous drop. As prices collapse, demand falters, supply surges and prices eventually fall below the starting point of the entire advance.

      Manias, whether in stocks, Gouda tulip bulbs, numismatic coins, gold, Beanie Babies, or real estate, stop when the false confidence and complacency that prices will continue to rise indefinitely is broken. Federal Reserve Board Chairman, Alan Greenspan, made the following statement on October 14, 1999:
"History tells us that sharp reversals in confidence occur abruptly, most often with little advance notice. These reversals can be self-reinforcing processes that can compress sizable adjustments into a very short period. Panic reactions in the market are characterized by dramatic shifts in behavior that are intended to minimize short-term losses. What is so intriguing is that this type of behavior has characterized human interaction with little appreciable change over the generations."

      The Consumer Confidence Index, as calculated monthly by the Conference Board, rose to a 31-year high in December. The last time this 'man on Main Street' index was this high was October of 1968, at the peak of the 1960's `Go-Go' mutual fund era and the beginning of a 14-year series of bear markets which ended in August of 1982. Additionally, today's all-time high fundamental stock valuations are a confirming reflection of the extreme 'man on Wall Street' euphoria toward stocks. Prevailing psychology makes it very difficult to see a speculative bubble when one is inside of it.

COLLISION COURSE: RISING INTEREST RATES VS. STOCK PRICES

      "Stocks cannot forever outperform their underlying businesses, as they have so dramatically done for some time," said renowned investor Warren Buffett in 1993, and in 1999, "The absolute most that the owners of a business, in aggregate, can get out of it in the end - between now and Judgment Day - is what the business earns over time."

      Extraordinary double-digit appreciation has decoupled stock prices from their intrinsic values. Over the last four years, the unprecedented divergence between the S&P 500's price change versus its earnings growth rate, dividend yield, and other fundamental measures has continued to widen. For example, during the period from 12-31-95 to 12-31-99, the S&P 500 Index increased an amazing 4.2 times the percentage increase in reported earnings and 5.0 times faster than operating earnings. The compound annual increase in reported earnings for this 4-year period was 8.2%, and 5.4% for operating earnings, with both figures reasonably in line with long-term economic growth. What is abnormal is the unwarranted ballooning of the price to earnings ratio relative to interest rates and overstated earnings.

      Historically, rising interest rates have preceded more bear markets than any other factor and are now exerting significant pressure to narrow the record gap between stock prices and fundamental value. Despite only modest recent up ticks in wage and price inflation, interest rates remain likely to trend higher due to the massive financing requirements of the burgeoning U.S. trade deficit. Four years ago, at year-end '95, the yield on the 30-year U.S. Treasury bond was 6.0% vs. 6.6% now and the yields on 2, 5 and 10-year U.S. Treasury notes are now proportionally higher as well. The rationale that the S&P 500 has zoomed up over the last four years due to strong earnings growth and declining interest rates does not fit the facts.

      Despite the year end rally, the S&P 500's 1.1% dividend yield and 2.9% earnings yield, both at historic lows relative to bond yields, are unlikely to buck rising interest rates and the Federal Reserve's tight money policy for long. Only twice this century has a central bank raised interest rates during a period of intense stock market speculation that had not only become a national obsession, but a significant threat to long-term economic growth and stability. In both cases, the U.S. in 1929 and Japan in 1989, rising interest rates became the unintentional pin that burst the bubble.

NEW ERA, OR OLD ERA GONE TO NEW EXTREMES?

      The accelerating transition from the industrial to the information age continues. As this process has evolved, the majority of 'Old Economy' stocks began to decline in April of 1998, while a non-stop stampede into a short list of overpriced large capitalization 'New Economy' stocks has pushed several averages to remarkable new highs, masking the deterioration in the overall market. Incredibly, the NASDAQ Composite price to earnings ratio has soared to over 200, as stocks of Internet and technology companies that are losing money have skyrocketed. Ironically, stocks of many companies that are profitable have declined. Additionally, fantasy projections have catapulted the prices of money losing, miniscule revenue, Internet IPOs to absurd multi-billion dollar market values, despite expert opinion that less than five percent of all Internet companies will ever be profitable.

      Arguably, there are many 'Old Economy' stocks that are statistically cheap, however, there are two significant risks to owning them. First, the Internet is having a deflationary impact on corporate pricing power which is reducing profitability, so stocks that look undervalued on current earnings may become overpriced as future revenues and earnings fail to materialize; and second, past secular bear markets, as was the case in 1973 -'74, demonstrate that when the leaders break price, very few stocks go up, regardless of how cheap they appear or how much they have declined prior to the top in the widely followed stock averages.

      As shown in the chart and inset table below, during the last 128 years, both high and low stock market valuation extremes have ultimately regressed to the mean, despite compelling rationalizations supporting them prior to major turning points.

                 THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

[Contained here in paper format is a chart reflecting the Standard & Poor's 500 stock index adjusted for inflation. The X-axis reflects the years from 1871 through 2000 and its Y-axis is on a logarithmic scale and extends from 15 to
250. The long-term least squares trend line from 1871 through June 1999 is also on the chart. The chart was prepared by The Bank Credit Analyst. A hard copy is available by calling Mathers Fund at 800-962-3863. The chart is a line chart with monthly data and shows the extreme overevaluation (measured as the divergence above the trend line) in the S&P 500 Index.

Also contained within the chart is a table of data as follows:

S&P 500               PRICE        DIVIDEND        P/E
1928 TO 1999          BOOK          YIELD %       RATIO
-----------------     -----        --------       -----
5 MAJOR BOTTOMS        0.9           7.14           7.8
LONG-TERM AVERAGE      1.9           3.82          14.7
6 MAJOR TOPS           2.4           2.94          20.2
SEPT. '29 TOP          3.6           2.86          21.1
AUG. '87 TOP           2.5           2.58          22.9
JULY '99 HIGH *        7.5           1.18          37.0
DEC. '99 HIGH          7.0           1.14          33.4

*Record Overevaluation]


      There are numerous analytical approaches that can be used to quantify the downside risk in today's stock market. The Federal Reserve's own internal valuation model, which uses the S&P 500 consensus forward estimate of operating earnings divided by the 10-year U.S. Treasury note yield, calculates the S&P 500 was 62% overvalued at year-end 1999, compared to 33% prior to the 1987 Crash. Using regression to the long-term means and medians for various fundamental data series, including those shown on the charts and table above, gives an average downside projection of approximately 65%, and a move to historical undervaluation, a loss of about 75%.

IN CONCLUSION

      No one yet knows whether a lasting paradigm shift in equity valuation or economic stability has actually occurred, and we will not know the answer at least until the next bear market and recession are over. We do know that previous 'new era' stock valuations and perpetual prosperity thinking, which occurred in the U.S. in the late 1920's and Japan in the late 1980's, turned out to be new excesses within the 'old era,' regardless of new technological advances. Fed Chairman Greenspan commented in February of 1997, "Regrettably, history is strewn with visions of 'New Eras' that, in the end, have proven to be a mirage." History remains on the side of the skeptics, at least for now.


                                   Sincerely,



                                  /s/ Signature
                                  HENRY G. VAN DER EB, CFA
                                  President and Portfolio Manager

January 10, 2000


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions.

GROWTH OF A $10,000 INVESTMENT IN GABELLI MATHERSD FUND

                  GABELLI               S&P 500
                MATHERS FUND             INDEX
                ------------            -------
                  $10,000               $10,000
'65                12,089                10,768
'66                12,598                 9,685
'67                24,266                12,006
'68                30,784                13,334
'69                28,937                12,199
'70                29,507                12,687
'71                35,358                14,504
'72                41,062                17,256
'73                25,807                14,728
'74                17,910                10,831
'75                28,128                14,861
'76                40,608                18,405
'77                46,375                17,084
'78                53,359                18,204
'79                78,197                21,561
'80               109,703                28,551
'81               101,212                27,178
'82               116,252                32,994
'83               135,039                40,424
'84               131,555                42,955
'85               167,719                56,606
'86               191,149                67,203
'87               242,836                70,731
'88               276,177                82,444
'89               304,927               108,562
'90               336,731               105,196
'91               368,552               137,166
'92               380,014               147,604
'93               388,109               162,453
'94               365,249               164,581
'95               390,853               226,348
'96               390,579               278,295
'97               402,336               371,134
'98               381,334               477,724
'99               403,184               578,237


                           COMPOUND ANNUAL RETURNS (A)

                              1 YR         5 YRS         10 YRS       34 YRS (B)
                              ----         -----         ------       ----------
GABELLI MATHERS FUND          5.73%         2.00%         2.83%       11.36%
Standard & Poor's 500        21.04%        28.56%        18.21%       12.53%

Past performance is not predictive of future performances. (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 19, 1965

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                              MARKET
    SHARES                                       COST         VALUE
   -------                                       ----         ------

              COMMON STOCKS -- 36.5%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
      5,000   Federal-Mogul Corp. .........  $     93,325  $    100,625
      1,500   Transportation Technologies
               Industries Inc.+ ...........        26,625        27,094
                                             ------------  ------------
                                                  119,950       127,719
                                             ------------  ------------
              CONSUMER PRODUCTS -- 1.7%
    195,000   Gibson Greetings Inc. .......     1,810,518     1,748,906
                                             ------------  ------------
              ELECTRONICS -- 1.9%
     50,000   Watkins-Johnson Co. .........     1,956,976     2,000,000
                                             ------------  ------------
              ENERGY AND UTILITIES-- 13.7%
     70,000   Aquarion Co. ................     2,562,107     2,590,000
     75,000   Eastern Utilities Associates      2,272,969     2,273,438
    100,000   MidAmerican Energy
               Holdings Co.+ ..............     3,323,942     3,368,750
     80,500   New England Electric System .     4,243,085     4,165,875
      4,500   Southwest Gas Corp. .........       108,913       103,500
     20,000   United Water Resources Inc. .       671,044       683,750
     40,000   WICOR Inc. ..................     1,200,588     1,167,500
                                             ------------  ------------
                                               14,382,648    14,352,813
                                             ------------  ------------
              FINANCIAL SERVICES -- 3.1%
     62,500   Foremost Corp. of America ...     1,758,987     1,773,437
     30,000   PIMCO Advisors Holdings LP ..     1,121,800     1,130,625
     10,000   UST Corp. ...................       316,250       317,500
                                             ------------  ------------
                                                3,197,037     3,221,562
                                             ------------  ------------
              HOTELS AND GAMING -- 2.5%
    320,000   Players International Inc.+ .     2,435,161     2,630,000
                                             ------------  ------------
              PAPER AND FOREST PRODUCTS -- 0.4%
     10,000   TJ International Inc. .......       416,250       420,000
                                             ------------  ------------
              REAL ESTATE INVESTMENT TRUST -- 3.4%
    310,000   Imperial Credit Commercial
               Mortgage Investment
               Corp. ......................     3,483,682     3,526,250
                                             ------------  ------------
              RETAIL -- 0.9%
     45,000   Catherine's Stores Corp.+ ...       905,312       945,000
                                             ------------  ------------
              SATELLITE -- 4.1%
    211,000   Vertex Communications
               Corp.+ .....................     4,431,460     4,325,500
                                             ------------  ------------
              TRANSPORTATION -- 4.7%
    151,000   Air Express International
               Corp. ......................     4,866,262     4,879,187
                                             ------------  ------------
              TOTAL COMMON STOCKS .........    38,005,256    38,176,937
                                             ------------  ------------




   PRINCIPAL                                                  MARKET
    AMOUNT                                       COST         VALUE
   -------                                       ----         ------

              U.S. TREASURY OBLIGATIONS -- 57.2%
$60,000,000   U.S. Treasury Bills,
               3.95% to 5.31%++,
               due 01/13/00 to 01/20/00 ...  $ 59,854,375  $ 59,854,375
                                             ------------  ------------

              REPURCHASE AGREEMENTS -- 2.1%
  2,271,471   Agreement  with  State  Street
               Bank & Trust  Co.,  3.25%,
               dated 12/31/99,
               due 01/03/00, proceeds
               at maturity $2,272,087(a) ..     2,271,472     2,271,472
                                             ------------  ------------
              TOTAL
               INVESTMENTS -- 95.8% .......  $100,131,103   100,302,784
                                             ============
              OTHER ASSETS AND
               LIABILITIES (NET)-- 4.2% .................     4,390,589
                                                           ------------
              NET ASSETS -- 100%
               (8,768,873 shares outstanding) ...........  $104,693,373
                                                           ============
              NET ASSET VALUE,
               OFFERING AND REDEMPTION
               PRICE PER SHARE ..........................        $11.94
                                                                 ======
              For Federal tax purposes:
              Aggregate cost ............................  $100,137,069
                                                           ============
              Gross unrealized appreciation .............  $    448,998
              Gross unrealized depreciation .............      (283,283)
                                                           ------------
              Net unrealized appreciation ...............  $    165,715
                                                           ============

    ------------------------
(a) Collateralized by U.S. Treasury Bond, 12.38%, due 05/15/04, market value $2,317,969.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $100,131,103) .  $100,302,784
   Dividends and interest receivable .........       174,149
   Receivable for investments sold ...........     5,729,000
   Receivable for Fund shares sold ...........           800
   Other assets ..............................        11,737
                                                ------------
   TOTAL ASSETS ..............................   106,218,470
                                                ------------
LIABILITIES:
   Payable for investments purchased .........     1,343,996
   Payable for Fund shares redeemed ..........        21,660
   Payable for investment advisory fees ......        66,547
   Payable for distribution fees .............        21,945
   Payable to custodian ......................        10,733
   Payable to Trustees .......................         5,000
   Other accrued expenses and liabilities ....        55,216
                                                ------------
   TOTAL LIABILITIES .........................     1,525,097
                                                ------------
   NET ASSETS applicable to 8,768,873
     shares outstanding ......................  $104,693,373
                                                ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value  $  8,768,873
   Additional paid-in capital ................   134,946,034
   Accumulated net investment income .........        33,622
   Accumulated net realized loss on investments
     and futures contracts ...................   (39,226,837)
   Net unrealized appreciation on investments        171,681
                                                ------------
   TOTAL NET ASSETS                             $104,693,373
                                                ============
   NET ASSET VALUE,  offering and  redemption
     price per share  ($104,693,373 / 8,768,873
     shares outstanding; 100,000,000 shares
     authorized of $1.00 par value) ..........        $11.94
                                                      ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .................................    $  213,928
   Interest ..................................     4,738,064
                                                  ----------
   TOTAL INVESTMENT INCOME ...................     4,951,992
                                                  ----------
EXPENSES:
   Investment advisory fees ..................       784,713
   Distribution fees .........................        65,081
   Shareholder services fees .................       129,202
   Legal and audit fees ......................       124,500
   Trustees' fees ............................        40,000
   Custodian fees ............................        37,282
   Registration fees .........................        32,254
   Shareholder communications expenses .......        27,500
   Dividends on securities sold short ........         3,989
   Miscellaneous expenses ....................        50,816
                                                  ----------
   TOTAL EXPENSES ............................     1,295,337
                                                  ----------
   NET INVESTMENT INCOME .....................     3,656,655
                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments and
     futures contracts .......................     4,428,251
   Net realized loss on securities
     sold short ..............................    (1,893,870)
   Net change in unrealized appreciation on
     investments and securities sold short ...      (445,493)
                                                  ----------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND
     FUTURES CONTRACTS .......................     2,088,888
                                                  ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................    $5,745,543
                                                  ==========


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                                DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                                -----------------    -----------------
  Net investment income ......................................................    $  3,656,655         $  5,579,805
  Net realized gain (loss) on investments and futures contracts ..............       4,428,251              (51,633)
  Net realized loss on securities sold short .................................      (1,893,870)          (7,643,718)
  Net change in unrealized appreciation on investments and securities sold short      (445,493)          (4,390,362)
                                                                                  ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............       5,745,543           (6,505,908)
                                                                                  ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ......................................................      (3,638,301)          (5,529,990)
                                                                                  ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................      (3,638,301)          (5,529,990)
                                                                                  ------------         ------------
SHARE TRANSACTIONS:
  Net decrease in net assets from shares of beneficial interest transactions .      (5,961,454)         (17,820,332)
                                                                                  ------------         ------------
  NET DECREASE IN NET ASSETS .................................................      (3,854,212)         (29,856,230)
NET ASSETS:
  Beginning of period ........................................................     108,547,585          138,403,815
                                                                                  ------------         ------------
  End of period (Including undistributed net investment income of $33,622
    and $251,081, respectively) ..............................................    $104,693,373         $108,547,585
                                                                                  ============         ============

                 See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Mathers Fund (the "Fund") was organized on June 17, 1999 as a Delaware business trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the "Mathers Fund") which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund's primary objective is long term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 1999, there were no open positions in securities sold short.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to decrease accumulated undistributed net investment income for $235,813 and decrease accumulated net realized loss on investments and futures contracts for $11,962 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1999 of $39,220,871. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $9,124,017 of the loss carryforward is available through 2003; $22,226,886 is available through 2004; and $7,869,968 is available through 2006.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets plus 1.00% of average daily net assets over $100,000,000 until September 30, 2001. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

Prior to  October 1, 1999,  Mathers  and  Company,  Inc.  ("Mathers")  served as investment adviser and manager, which provided that the Fund paid Mathers a management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net assets, 0.625% of average monthly net assets over $200,000,000 but not exceeding $500,000,000, and 0.50% of average monthly net assets over $500,000,000. Mathers was required to reimburse the Fund to the extent that expenses, other than taxes and dividends on securities sold short, but including the management fee, in any year exceeded the sum of 1.50% of the first $30,000,000 of the Fund's average monthly net assets plus 1.00% of such value in excess of $30,000,000.

4. DISTRIBUTION PLAN. On October 1, 1999, the Fund's Board of Trustees adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $65,081, or 0.06% of average daily net assets. Such payments are accrued daily and paid monthly at the annual rate of 0.25% of average daily net assets.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $183,228,600 and $151,933,396, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $57,997 to Gabelli & Company, Inc.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                         YEAR ENDED
                                                           DECEMBER 31, 1999                  DECEMBER 31, 1998
                                                           -----------------                  -----------------
                                                        SHARES           AMOUNT          SHARES           AMOUNT
                                                        ------           ------          ------           ------
Shares sold ........................................  1,778,384       $21,299,727         920,644      $ 11,377,820
Shares issued upon reinvestment of dividends .......    274,885         3,271,129         423,392         4,966,387
Shares redeemed .................................... (2,536,839)      (30,532,310)     (2,686,199)      (34,164,539)
                                                      ---------       -----------       ---------      ------------
    Net decrease ...................................   (483,570)      $(5,961,454)     (1,342,163)     $(17,820,332)
                                                      =========       ===========       =========      ============

THE GABELLI MATHERS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                        YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------
                                                     1999(A)     1998          1997          1996         1995
                                                     -------     ----          ----          ----         ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period .......    $  11.73     $  13.06      $  13.27      $  13.75     $  13.55
                                                   --------     --------      --------      --------     --------
   Net investment income ......................        0.46         0.58          0.53          0.40         0.60
   Net realized and unrealized gain (loss)
     on investments and securities sold short .        0.21        (1.26)        (0.13)        (0.41)        0.35
                                                   --------     --------      --------      --------     --------
   Total from investment operations ...........        0.67        (0.68)         0.40         (0.01)        0.95
                                                   --------     --------      --------      --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ......................       (0.46)       (0.65)        (0.61)        (0.47)       (0.72)
   Net realized gain on investments ...........          --           --            --            --        (0.03)
                                                   --------     --------      --------      --------     --------
   Total distributions ........................       (0.46)       (0.65)        (0.61)        (0.47)       (0.75)
                                                   --------     --------      --------      --------     --------
   NET ASSET VALUE, END OF PERIOD .............    $  11.94     $  11.73      $  13.06      $  13.27     $  13.75
                                                   ========     ========      ========      ========     ========
   Total return+ ..............................       5.73%      (5.21)%         3.01%       (0.07)%        7.01%
                                                   ========     ========      ========      ========     ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .......    $104,693     $108,548      $138,404      $171,596     $232,303
   Ratio of net investment income
     to average net assets ....................       3.50%        4.56%         3.96%         2.96%        4.25%
   Ratio of operating expenses
     to average net assets (b) ................       1.24%        1.16%         1.07%         1.03%        0.98%
   Portfiolio turnover rate ...................        922%          67%           50%           38%          58%

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Gabelli Funds, LLC became the investment adviser of the Fund on October 1, 1999. (See Note 3)
(b) The Fund incurred dividend expense on securities sold short for the years ended December 31, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.24% and 1.12%, respectively.

                 See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Gabelli Mathers Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Mathers Fund (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors, whose report dated January 15, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and other. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of The Gabelli Mathers Fund as of December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Signature
                                           Ernst & Young LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of net investment income) totaling $0.46 per share. For the fiscal year ended December 31, 1999, 5.16% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 98.20%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:

                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)


                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                          Karl Otto Pohl
CHAIRMAN AND CHIEF                             FORMER PRESIDENT
INVESTMENT OFFICER                             DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                            Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT                   CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK                   PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita                            Werner J. Roeder, MD
ATTORNEY-AT-LAW                                MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                      LAWRENCE HOSPITAL

Vincent D. Enright                             Jack O. Vance
FORMER SENIOR VICE PRESIDENT                   MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                    MANAGEMENT RESEARCH INC.
KEYSPAN ENERGY CORP.

Jon P. Hedrich                                 Henry G. Van der Eb, CFA
FORMER PRESIDENT AND PARTNER                   PRESIDENT AND CHIEF
STEINER DIAMOND INSTITUTIONAL                  EXECUTIVE OFFICER
SERVICES                                       THE GABELLI MATHERS FUND

Robert E. Kohnen                               Anthonie C. van Ekris
FORMER VICE PRESIDENT AND                      MANAGING DIRECTOR
INVESTMENT MANAGER                             BALMAC INTERNATIONAL, INC.
PROTECTION MUTUAL INSURANCE




























                         OFFICERS AND PORTFOLIO MANAGERS

          Henry G. Van der Eb, CFA          Anne E. Morrissy, CFA
          PRESIDENT AND                     EXECUTIVE VICE PRESIDENT
          PORTFOLIO MANAGER

          Bruce N. Alpert                   James E. McKee
          EXECUTIVE VICE PRESIDENT          SECRETARY
          AND TREASURER






                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB1726Q499SR
                                             [Photo of Mario J. Gabelli omitted]
THE
GABELLI
MATHERS
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999